Index to Financial Statements

Audited financial statements, as described below, are attached hereto.

1. Audited financial statements for the period from inception (December 21, 2004) to January 31, 2005, including:

(a)	Report of Independent Registered Public Accounting Firm

(b)	Balance Sheet;

(c)	Statement of Operations;

(d)	Statement of Stockholder’s Equity;

(e)	Statement of Cash Flows; and

(f)	Notes to Financial Statements.

Dohan and Company	7700 North Kendall Drive, 200
Certified Public Accountants	Miami, Florida 33156-7564
A Professional Association	Telephone	(305) 274-1366
	Facsimile	(305) 274-1368
	E-mail	info@uscpa.com
	Internet	www.uscpa.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders and Board of Directors
Clyvia Technology GmbH
(A Development Stage Company)
Wegberg, Federal Republic of Germany

We have audited the accompanying balance sheet of Clyvia Technology GmbH (A Development Stage Company) as of January 31, 2005, and the related statements of operations, stockholder’s equity and cash flows for the period from inception (December 21, 2004) to January 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clyvia Technology GmbH (A Development Stage Company) at January 31, 2005, and the results of its operations and its cash flows for the period from inception (December 21, 2004) to January 31, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a net loss of $1,666 and a comprehensive loss of $2,526 for the period from inception (December 21, 2004) to January 31, 2005, and as discussed in Note 2 to the financial statements, has a deficit of $1,666 accumulated during the development stage, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Dohan and Company, P.A.
Certified Public Accountants

Miami, Florida
April 25, 2006

Clyvia Technology GmbH
(A Development Stage Company)
Balance Sheet

January 31, 2005

ASSETS

Current Assets
Cash and cash equivalents	$31,498
Other receivables	95
Deferred tax asset, less valuation allowance of $685	-

Total Assets	$31,593

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Accounts payable and accrued liabilities	$652
Total Current Liabilities	652

Contingency (Note 2)

Stockholder’s Equity
Common stock, €25,000 par value; unlimited number of shares
authorized, one share issued and outstanding	33,467
Accumulated other comprehensive loss: Foreign currency cumulative
translation adjustment	(860)
Deficit accumulated during the development stage	(1,666)

Total Stockholder’s Equity	30,941
Total Liabilities and Stockholder’s Equity	$31,593

The accompanying notes are an integral part of these financial statements.

Clyvia Technology GmbH
(A Development Stage Company)
Statement of Operations

		Period from
		inception
		(December
		21, 2004) to
		January 31,
		2005

EXPENSES
Professional fees/management fees		$1,481
Other operating expenses		185

Loss before income taxes		(1,666)

Provision for income taxes		-

Net loss		(1,666)

Comprehensive loss:
Net loss		(1,666)
Foreign currency translation adjustment		(860)

Comprehensive loss:	$	(2,526)

Basic and diluted net loss per share	$	(1,666)

Weighted average number of shares of common stock outstanding		1

The accompanying notes are an integral part of these financial statements.

Clyvia Technology GmbH
(A Development Stage Company)
Statement of Stockholder’s Equity

	Common Stock						Deficit
					Accumulated		Accumulated
			Additional		Other		During		Total
			Paid-in		Comprehensive		Development		Stockholder’s
	Shares	Amount	Capital		Loss		Stage		Equity

Balance, December 21, 2004 (date of
inception)	-	$-	$-		$-		$-		$-

Common stock issued for cash at
€25,000 per share, December 2004	1	33,467	-		-		-		33,467

Foreign currency translation adjustment	-	-	-		(860)		-		(860)

Net loss	-	-	-		-		(1,666)		(1,666)

Balance, January 31, 2005	1	$33,467	$-	$	(860)	$	(1,666)	$	(30,941)

The accompanying notes are an integral part of these financial statements.

Clyvia Technology GmbH
(A Development Stage Company)
Statement of Cash Flows

		Period from
		inception
		(December 21,
		2004) to
		January 31,
		2005

Cash flows from operating activities
Net loss	$	(1,666)
Change in assets and liabilities:
Increase in receivable		(2,815)
Increase in accounts payable and accrued liabilities		652

Net cash used in operating activities		(3,829)

Cash flows from financing activities
Proceeds from sale and issuing common stock		33,467

Net cash provided by financing activities		33,467

Effect of foreign currency translation on cash and cash equivalents during the period		1,860

Change in cash and cash equivalents for the period		31,498

Cash and cash equivalents, beginning of period		-

Cash and cash equivalents, end of period		$31,498

Cash paid during the period for interest		$-

Cash paid during the period for income taxes		$-

The accompanying notes are an integral part of these financial statements.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

1.	HISTORY AND ORGANIZATION OF THE COMPANY

The Company was incorporated on December 21, 2004, under the Laws of Germany and is engaged in the development of a process known as catalytic depolymerization to produce fuel from various forms of waste materials including plastics. The Company is considered to be a development stage company, as it has not generated revenues from operations.

All amounts are stated in United States dollars unless otherwise noted.

2.	GOING CONCERN

These financial statements have been prepared with the on-going assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. However, certain conditions noted below currently exist which raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the amounts and classifications of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

The operations of the Company have been funded by the sale of common stock and liabilities accrued. Continued operations of the Company are dependent on the Company’s ability to complete equity financings or generate profitable operations in the future. Management’s plan in this regard is to secure additional funds through future equity financings. Such financings may not be available or may not be available on reasonable terms.

January 31, 2005

Deficit accumulated during the development stage	$(1,666)
Working capital	$30,941

3.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are stated in US dollars. The significant accounting policies adopted by the Company are as follows:

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

Foreign currency translation

The functional currency of the company is the EURO. Accordingly, monetary assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the balance sheet date while non-monetary assets and liabilities denominated in a foreign currency are translated at historical rates. Revenue and expense items denominated in a foreign currency are translated at exchange rates prevailing when such items are recognized in the statement of operations. Exchange gains or losses arising on translation of foreign of foreign currency items are included in the statement of operations.

The Company follows the current rate method of translation with respect to its presentation of these consolidated financial statements in the reporting currency, being the United States Dollar. Accordingly, assets and liabilities are translated into United States Dollars at the period-end exchange rates while revenue and expenses are translated at the prevailing exchange rates during the period. Related exchange gains and losses are included in a separate component of stockholders equity as accumulated other comprehensive income.

Cash and cash equivalents

The company considers cash held at banks and all highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Income taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expenses (benefit) result from the net change during the period of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net loss per share

Basic net loss per share is computed by dividing the net loss by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share takes into consideration shares of common stock outstanding (computed under basic earnings per share) and potentially dilutive shares of common stock. As of January 31, 2005, there were no potentially dilutive securities outstanding.

Research and development costs

All research and development costs are expenses as incurred.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

Comprehensive income (loss)

The Company has adopted SFAS 130, “Reporting of Comprehensive Income,” which establishes guidelines for the reporting and display of comprehensive income (loss) and its components in financial statements. Comprehensive income (loss) includes foreign currency translation adjustments.

Development stage

The Company is a development stage company as defined in SFAS 7, “Accounting and Reporting by Development Stage Enterprises,” as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not yet commenced.

Concentration of credit risk

Cash and cash equivalents is the only financial instrument that potentially subjects the Company to concentration of credit risk. The Company maintains cash in bank accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

Recent accounting pronouncements

In December 2004, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 153, “Exchanges of Nonmonetary Assets – an amendment of APB Opinion No. 29” (“SFAS 153”) which amends Accounting Principles Board Opinion No. 29, “Accounting for Nonmonetary Transactions” to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In December 2004, FASB issued Statement of Financial Accounting Standards No. 123R, “Share Based Payment” (“SFAS 123R”). SFAS 123R supersedes Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and its related implementation guidance by requiring entities to recognize the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards (with limited exceptions) and revises Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation” (“SFAS 123”) as follows:

i)

Public entities are required to measure liabilities incurred to employees in share-based payment transactions at fair value and nonpublic entities may elect to measure their liabilities to employees incurred in share-based payment transactions at their intrinsic value whereas under SFAS 123, all share-based payment liabilities were measured at their intrinsic value.

ii)

Nonpublic entities are required to calculate fair value using an appropriate industry sector index for the expected volatility of its share price if it is not practicable to estimate the expected volatility of the entity’s share price.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

iii)	Entities are required to estimate the number of instruments for which the requisite service is expected to be rendered as opposed to accounting for forfeitures as they occur.

iv)

Incremental compensation cost for a modification of the terms or conditions of an award is measured by comparing the fair value of the modified award with the fair value of the award immediately before the modification whereas SFAS 123 required that the effects of a modification be measured as the difference between the fair value of the modified award at the date it is granted and the award’s value immediately before the modification determined based on the shorter of (1) its remaining initially estimated expected life or (2) the expected life of the modified award.

SFAS 123R also clarifies and expands guidance in several areas, including measuring fair value, classifying an award as equity or as a liability and attributing compensation cost to reporting periods. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and EITF 96-18. SFAS 123R also does not address the accounting for employee share ownership plans which are subject to Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans”. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first annual reporting period that begins after December 15, 2005. For nonpublic entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005.

The adoption of these new pronouncements are not expected to have a material effect on the Company’s financial position or results of operations.

4.	LICENSING AGREEMENT

Pursuant to a license agreement dated December 23, 2004, the Company was granted an exclusive worldwide license with respect to certain German patents related to catalytic depolymerization. In consideration, the Company is required to pay a declining royalty based on the level of sales generated. The royalties are between 6% and 10%. The agreement has a twelve month termination notice period with the earliest date of termination being December 31, 2009. The licensor or the licensee may terminate the agreement.

5.	RELATED PARTY TRANSACTIONS

During the period from inception (December 21, 2004) to January 31, 2005, the Company issued one share of its common stock for proceeds of $34,100 to a company with common directors.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

6.	INCOME TAXES

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

January 31, 2005

Net loss	$(1,666)

Possible income tax recovery	685
Unrecognized current benefit of operating losses	(685)

Total income taxes	$-

The Company’s total future income tax asset is as follows:

January 31, 2005
Tax benefit of net operating loss carryforward	$685
Valuation allowance	(685)
$-

The Company has net operating loss carryforwards of $1,666 available for deduction against future years taxable income. It is reasonably possible that the Company's estimate of the valuation allowance will change. The operating loss carryforwards will never expire.

7.	FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash and cash equivalents, other receivables and accounts payable and accrued liabilities. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

8.	SEGMENT INFORMATION

The Company operates in one reportable segment, being the commercialization of the process known as catalytic depolymerization, in Germany.

Clyvia Technology GmbH
(A Development Stage Company)
Notes to Financial Statements
January 31, 2005

9.	SUBSEQUENT EVENTS

In March 2005, the Company amended the license agreement dated December 23, 2004 (Note 4), to extend the earliest date of termination of the license agreement to December 31, 2017.

Subsequent to the period ended January 31, 2005, the Company finalized a share purchase agreement with Rapa Mining Inc. (“Rapa”), Clyvia Capital Holding GmbH (“Clyvia Capital”), and Brian Cheston for Rapa’s purchase of a 100% ownership interest in the Company from Clyvia Capital (the “Share Purchase Agreement”). Rapa is a mineral exploration stage company whose securities are quoted on the Over-The-Counter Bulletin Board in the United States. Under the terms of the Share Purchase Agreement, Rapa has agreed to issue to Clyvia Capital 55,000,000 shares of its common stock, pursuant to Regulation S of the Securities Act of 1933, in exchange for a 100% ownership interest in the Company. In addition, Mr. Cheston has agreed to transfer 14,000,000 shares in the Company’s common stock to Clyvia Capital at an aggregate sales price of $10,000.